UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On May 20, 2015, RLJ Entertainment, Inc. (the “Company”) closed on the private issuance of 31,046 shares of preferred stock, initially convertible into 31,046,000 shares of the Company’s common stock and warrants to purchase 9,313,873 shares of the Company’s common stock, in accordance with the terms previously reported in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on May 14, 2015 and incorporated herein by reference.

The Company issued 4,000 shares of Series A-1 Convertible Preferred Stock to Wolverine Flagship Fund Trading Limited, 2,000 shares of Series A-2 Convertible Preferred Stock to Sudbury Capital Fund, L.P., 8,546 shares of Series B-1 Convertible Preferred Stock to holders of the Company’s subordinated debt, 15,000 shares of Series B-2 Convertible Preferred Stock to RLJ SPAC Acquisition, LLC, 500 shares of Series B-2 Preferred Stock to Peter Edwards and 1,000 shares of Series B-2 Preferred Stock to Morris Goldfarb. In addition, the Company issued to each of these investors warrants to purchase a number of shares of the Company’s common stock (the “Common Stock”) equal to 30% of the shares of common stock issuable upon conversion of such investor’s shares of preferred stock.

The preferred stock and warrants were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, as set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On May 20, 2015, in connection with the closing on the issuance of the preferred stock, the Board of Directors of the Company (the “Board”) appointed Dayton Judd and John Ziegelman as directors of the Company. The Board determined that each of Messrs. Judd and Ziegelman is an “independent director” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act. Biographical information for Messrs. Judd and Ziegelman are set forth below.

Mr. Judd is the founder and managing partner of Sudbury Capital Management (“Sudbury”). Prior to founding Sudbury, Mr. Judd worked as a portfolio manager at Q Investments, a multi-billion dollar hedge fund located in Fort Worth, Texas. Prior to Q Investments, he spent nine years with McKinsey & Company. Mr. Judd graduated from Brigham Young University with a bachelor’s degree, summa cum laude, and a master’s degree, both in accounting. He also earned an MBA with high distinction from Harvard Business School, where he was a Baker Scholar. Mr. Judd is a certified public accountant.

Mr. Ziegelman is a portfolio manager for Wolverine Asset Management, LLC (“Wolverine”). Prior to joining Wolverine in 2013, Mr. Ziegelman was the founder of Carpe Diem Capital Management (2001) and co-founder of Castle Creek Partners (1997); both firms were engaged in private placements and corporate restructurings. Prior to Castle Creek Partners, Mr. Ziegelman worked at Citadel Investment Group and spent most of his early career as an investment banker, working for both Shearson Lehman Brothers and Kidder, Peabody & Co. in their real estate and corporate finance/M&A departments. Mr. Ziegelman graduated from the University of Michigan in 1986 with a BA in Philosophy and Classical Archaeology and earned an MBA from the University of Chicago in 1993 concentrating his studies on finance and accounting.

In connection with the election of Messrs. Judd and Ziegelman to the Board, the Company will enter into an Indemnity Agreement with each of them in the form previously filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the SEC on October 10, 2012, and incorporated herein by reference. Their compensation for service as a Board member will be consistent with the compensation disclosed under the heading “Director Compensation” in the Company’s 2014 proxy statement filed with the SEC on June 17, 2014 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2015, the Company’s Articles of Incorporation were amended by the filing of certificates of designations with respect to the Series A-1 Convertible Preferred Stock, the Series A-2 Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and the Series B-2 Convertible Preferred Stock, in each case including the terms previously reported in the Company's Current Report on Form 8-K filed with the SEC on May 14, 2015 and incorporated herein by reference.

Item 8.01. Other Events.

The Company before the end of July, 2015 expects to seek to obtain the approval of the holders of Common Stock for the issuance of the number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants exceeding 19.99% of the outstanding Common Stock (“Shareholder Approval”).  The Company has received voting agreements from directors, officer and certain institutional investors holding in the aggregate more than 50% of the Common Stock to vote in favor of Shareholder Approval.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the anticipated stockholder vote with respect to the convertibility of the preferred stock and the exercisability of the warrants. In connection with the anticipated vote, the Company intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders are urged to read the proxy statement when it becomes available, together with all other relevant documents filed with the SEC, because they will contain important information about the anticipated vote. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from the Company by contacting the Secretary, RLJ Entertainment, Inc., 8515 Georgia Avenue, Suite 650, Silver Spring, Maryland, 20910, telephone: (301) 608-2115.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Company common stock with respect to the anticipated vote. Information about the Company’s directors and executive officers is set forth in the amendment to the Company’s 2014 Annual Report on Form 10-K, which was filed with the SEC on May 14, 2015. To the extent holdings of the Company’s securities have changed since the amounts contained in the report, such changes have been or will be reflected in reports on Schedule 13D or Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the anticipated vote (once available). These documents (when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from the Company using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: May 22, 2015	By:	/s/ MIGUEL PENELLA
Name: Miguel Penella
Title: Chief Executive Officer